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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 12, 2004


                            NorthWestern Corporation
             (Exact name of registrant as specified in its charter)


            Delaware                        0-692                46-0172280
(State or other jurisdiction of   (Commission File Number)     (IRS Employer
         incorporation)                                      Identification No.)

              125 South Dakota Avenue                                 57104
             Sioux Falls, South Dakota                             (Zip Code)
      (Address of principal executive offices)

                                 (605) 978-2908
                         (Registrant's telephone number,
                              including area code)


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Item 5.        Other Events and Regulation FD Disclosure

On March 12, 2004, NorthWestern Corporation (the "Company") issued a press release announcing that the Company had filed a Plan of Reorganization and Disclosure Statement with the U.S. Bankruptcy Court for the District of Delaware. The press release also announced the Company's capital expenditure estimates for 2004 through 2008, discussed certain contributions it intends to make to certain qualified pension plans it maintains for its employees and discussed certain settlements with respect to the Milltown Dam and certain securities litigation. The press release is included as Exhibit 99.1 hereto and is incorporated herein by reference.


Item 7.           Financial Statements and Exhibits

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated March 12, 2004
* filed herewith


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    NorthWestern Corporation


                                    By:   /s/ Roger Schrum
                                         ---------------------------------------
                                         Roger Schrum
                                         Vice President - Human Resources and
                                         Communications

Date:  March 12, 2004


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                                Index to Exhibits
                                -----------------

EXHIBIT NO.       DESCRIPTION OF DOCUMENT
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99.1*             Press Release of NorthWestern Corporation dated March 12, 2004
* filed herewith


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